Subsequent Events	12 Months Ended
Mar. 27, 2020
Subsequent Events [Abstract]
Subsequent Events

20. Subsequent Events

On November 22, 2019, the Company entered into a purchase and sale agreement for the purchase of Voxtel, Inc., a privately-held technology company located in Beaverton, Oregon that develops, manufactures and supplies photonic and advanced 3D imaging technologies. The total purchase price is expected to be approximately $40,000. The Company expects the acquisition to close in the second quarter of fiscal year 2021, after final regulatory approval. On April 3, 2020, the Company amended its purchase and sale agreement originally entered into, which extends payment terms, primarily due to the potential impact of uncertainties from the COVID-19 pandemic.

On March 28, 2020, the Company entered into an agreement to divest a majority of its ownership interest in PSL to Sanken, in order to better align with its fabless, asset-lite scalable manufacturing strategy. In order to affect this in-kind, non-cash transaction, Sanken contributed the forgiveness of the fair value of the entire related party notes payable of $42,700 owed to Sanken and the Company contributed the forgiveness of the fair value of $15,000 out of the $66,377 total debt owed by PSL to the Company, which was previously eliminated in consolidation. As a result of this divestiture, Sanken holds a 70% majority share in PSL with the Company retaining a 30% minority shareholder interest. In connection with this transaction, the Company entered into a three-year minimum wafer purchase obligation by us to PSL with an average annual value of approximately $40,000. This transaction was executed as part of the Company’s strategy to develop a flexible and efficient manufacturing model that minimizes capital requirements, lowers operating costs, ensures reliability of supply and supports its growth going forward.

On March 28, 2020, in connection with the divestiture described above, the Company also formally terminated its distribution agreement with Sanken to distribute Sanken’s products and entered into a transitional services agreement with PSL, who contracted with Sanken as their new channel for fulfillment of Sanken product sales in North America and Europe. Sanken will continue to provide distribution support for Allegro’s products in Japan.

To maintain financial flexibility the Company extended the repayment date of $33,000 borrowed under two lines-of-credit that were due to mature in June 2020, to December 2020, under the same terms and conditions as the initial agreement. The Company has not used any of the borrowings drawn down at year end.